UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	TTWO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

Credit Agreement

On June 22, 2022 (the “Closing Date”), Take-Two Interactive Software, Inc. (the “Company”), as borrower, entered into an unsecured 364-Day Term Loan Credit Agreement with JPMorgan Chase Bank, N.A., as Administrative Agent for the lenders, JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC as joint lead arrangers and joint bookrunners, and Wells Fargo Securities, LLC as Syndication Agent (the “Credit Agreement”).

The Credit Agreement provides for an unsecured 364-day term loan credit facility (the “Credit Facility”) in the aggregate principal amount of $350,000,000, which was fully-drawn by the Company on the Closing Date. The Company used the proceeds from the Credit Facility to finance a portion of its repurchase of the Notes (as defined and described below in Item 8.01).

The Credit Facility matures on June 21, 2023, which is the 364th day after the Closing Date.

The Credit Facility will bear interest at the election of the company at a margin of (a) 0.000% to 0.375% above an alternate base rate (defined on the basis of prime rate) or (b) 0.750% to 1.375% above the SOFR Rate, which margins are determined by reference to the Company’s credit rating.

The Credit Agreement also includes, among other terms and conditions, a maximum leverage ratio covenant, as well as customary affirmative and negative covenants, including covenants that limit or restrict the Company and its subsidiaries’ ability to, among other things, incur subsidiary indebtedness, grant liens, and dispose of all or substantially all assets, in each case subject to certain exceptions and baskets. In addition, the Credit Agreement provides for events of default customary for a credit facility of this size and type, including, among others, non-payment of principal and interest when due thereunder, breaches of representations and warranties, noncompliance with covenants, acts of insolvency, cross-defaults to material indebtedness, and material judgment defaults (subject to certain limitations and cure periods).

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 22, 2022, the Company drew down approximately $200,000,000 from its revolving credit facility pursuant to the terms of the Company’s Credit Agreement, dated May 23, 2022, by and between the Company, the lenders listed thereto, and JPMorgan Chase Bank, N.A., as administrative agent, JPMorgan Chase Bank, N.A. Wells Fargo Securities, LLC, BofA Securities, Inc. and BNP Paribas as joint lead arrangers and joint bookrunners, and Wells Fargo Securities, LLC as Syndication Agent (the “Revolving Credit Agreement”). The proceeds from the borrowing were used to finance a portion of the repurchase of Notes (as defined and described below in Item 8.01). Pursuant to the Revolving Credit Facility, the Company may borrow up to an aggregate principal amount of $500,000,000 (the “Revolving Credit Facility”). After giving effect to this borrowing, the Company has approximately $300,000,000 available for additional borrowings under the Revolving Credit Agreement. This borrowing under the Revolving Credit Facility has a final maturity date of May 23, 2027 (subject to applicable extension options), and the Company has the option to select either a base interest rate at a margin of (a) 0.000% to 0.625% above an alternate base rate (defined on the basis of prime rate) or (b) 1.000% to 1.625% above the Term Benchmark Spread or RFR Spread, which margins are determined by reference to the Company’s credit rating.

The foregoing description of the Revolving Credit Facility under the Revolving Credit Agreement is qualified in its entirety by the terms of the Revolving Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 26, 2022, and is incorporated herein by reference.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01.	Other Events

On June 23, 2022, the Company issued a press release announcing the expiration and final results of Zynga Inc.’s (f/k/a Zebra MS II, Inc.), its wholly owned subsidiary, previously announced cash tender offers to repurchase any and all of Zynga’s outstanding 0.25% Convertible Senior Notes due 2024 (the “2024 Notes”) and 0% Convertible Senior Notes due 2026 (the “2026 Notes” and, together with the 2024 Notes, the “Notes”). A copy of that press release is filed as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1*	364-Day Term Loan Credit Agreement, dated as of June 22, 2022, by the Company, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press Release of Take-Two Interactive Software, Inc. dated June 23, 2022.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules have been ommitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the U.S. Securities and Exchange Commission upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:	/s/ Matthew Breitman
Name:	Matthew Breitman
Title:	Senior Vice President, General Counsel Americas & Corporate Secretary

Date: June 24, 2022